Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                  FCARC               Investor
                                         ------------------- -------------------
   Beginning Principal Receivables        $2,561,051,128.05   $4,510,000,000.00
    Current Floating Allocation Pct.            36.21881785%        63.78118215%

   Total Adjusted Principal Collections   $1,097,359,731.80   $1,932,445,758.78

   Principal Default Amounts                          $0.00               $0.00
    As a Percentage of Collections               0.00000000%         0.00000000%

   Monthly Principal Amortized                                            $0.00

   Ending Principal Receivables           $2,684,786,259.73   $4,510,000,000.00
    New Floating Allocation Pct.                37.31571951%        62.68428049%

  Interest Collections                   FCARC               Investor
                                         ------------------- -------------------
   Total Interest Collections                $21,165,712.23      $37,272,728.01
 -------------------------------------------------------------------------------

  Early Amortization Triggered?                              Yes              No
                                                             ---              --
   1.  Breach of covenants or agreements made in the                           x
       PSA and uncured for 45 days
   2.  Breach of any representation or warranty made                           x
       in the PSA and uncured for 60 days
   3.  Bankruptcy, insolvency or receivership of FMCC,                         x
       FCARC, or Ford
   4.  FCARC is an investment company within the                               x
       meaning of the ICA of 1940
   5.  Failure of FCARC to convey Receivables pursuant                         x
       to the PSA
   6.  Available Subordinated Amount has been reduced                          x
       to less than the Required Subordinated Amount
   7.  Servicer Default has occurred                                           x
   8.  Average monthly payment rate for past three                             x
       periods is less than 20%
   9.  Used vehicle percentage exceeds 10% for two                             x
       collection periods
  10.  Interest rate swap is terminated in accordance                          x
       with its terms
  11.  Outstanding principal amount of the certificates                        x
       is not repaid by the expected payment date
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 -------------------------------------------------------------------------------
  Principal Receivables                                      Trust Total
                                                             -------------------
   Beginning Principal Receivables                            $7,071,051,128.05
    Current Floating Allocation Percentage                         100.00000000%

   Total Adjusted Principal Collections                       $3,029,805,490.58
    Payment Rate                                                          42.85%
    Principal Collections                                     $2,908,101,539.43
    Principal Collection Adjustments                            $114,708,629.36
    Principal Collections for Status Dealer Accounts              $6,995,321.79

   Principal Default Amounts                                              $0.00
    As a Percentage of Collections                                   0.00000000%

   Aggregate New Principal Receivables                        $3,153,540,622.26

   Ending Principal Receivables                               $7,194,786,259.73
    New Floating Allocation Percentage                             100.00000000%

  Interest Collections                                       Trust Total
                                                             -------------------
   Total Interest Collections                                    $58,438,440.24
    Interest Collections                                         $58,199,178.07
    Interest Collections for Status Dealer Accounts                 $160,708.77
    Recoveries on Receivables Written Off                            $78,553.40

   Monthly Yield                                                           9.92%

   Used Vehicle Principal Receivables Balance                   $132,501,950.19
                                                                           1.84%

  Status Dealer Accounts                                     Trust Total
                                                             -------------------
   Beginning Balance                                             $25,944,036.74
    Principal Collections                                         $6,995,321.79
    Principal Write Offs                                                  $0.00
    Interest Collections                                            $160,708.77
   Ending Balance                                                $18,948,714.95

  Subordination and Participation                            Trust Total
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
    Overconcentration Amount                                              $0.00
    Installment Amount                                                    $0.00
    Other Ineligible Amounts                                              $0.00
   Available Subordinated Amount                                $501,111,111.11
   Required Subordinated Amount                                 $501,111,111.11

   Required Participation  4.00%                                $180,400,000.00
   Required Participation and Subordinated Amount               $681,511,111.11
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 -------------------------------------------------------------------------------
   Current Participation Amount                               $2,684,786,259.73
    Current Participation Percentage                                     393.95%
   Current Participation Shortfall                                        $0.00

   Available Seller Collections                               $1,118,525,444.03
   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00
   Available Seller Collections to FCARC                      $1,118,525,444.03
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 -------------------------------------------------------------------------------
  Series Allocations                                         1994-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.14216899%

   Total Adjusted Principal collections                         $428,480,212.59
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,264,462.97

  Source and Use of Funds                                    1994-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,264,462.97
    Investment and Net Swap Proceeds                                $315,521.07
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $12,079,984.04

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     5.9278%
    Days in Interest Period                                                  31
   Current Interest Due                                           $5,104,503.06
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $358,580.83
   Current Interest Paid                                          $5,463,083.89
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,283,566.82

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 -------------------------------------------------------------------------------
  Subordination and Participation                            1994-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $15,148,847.78
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $15,148,847.78
   Interest Payment Amount Paid                                  $15,148,847.78
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1994-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $15.14884778
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $15.14884778
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1995-1
                                                             -------------------
   Certificates                                               $1,000,000,000.00
    Current Floating Allocation Percentage                          14.14216899%

   Total Adjusted Principal collections                         $428,480,212.59
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $8,264,462.97

  Source and Use of Funds                                    1995-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $8,264,462.97
    Investment and Net Swap Proceeds                                $109,689.91
    Reserve Fund Balance                                          $3,500,000.00
   Total Investor Collections and Reserve Fund                   $11,874,152.88

    Certificates Outstanding                                  $1,000,000,000.00
    Certificate Rate                                                     6.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $5,416,666.67
   Net Trust Swap Receipts not req. to be paid                      $252,051.02
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $5,164,615.65
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $833,333.33
   Servicing Fees Paid                                              $833,333.33
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,500,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,376,203.90

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1995-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $111,111,111.11
   Required Subordinated Amount                                 $111,111,111.11

   Required Participation  4.00%                                 $40,000,000.00
   Required Participation and Subordinated Amount               $151,111,111.11

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,500,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $24,487,532.31
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid               $2,595,801.04
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1995-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-1
                                                             -------------------
   Certificates                                                 $800,000,000.00
    Current Floating Allocation Percentage                          11.31373519%

   Total Adjusted Principal collections                         $342,784,170.07
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,611,570.38

  Source and Use of Funds                                    1996-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,611,570.38
    Investment and Net Swap Proceeds                               ($385,738.79)
    Reserve Fund Balance                                          $2,800,000.00
   Total Investor Collections and Reserve Fund                    $9,025,831.59

    Certificates Outstanding                                    $800,000,000.00
    Certificate Rate                                                     5.5000%
    Days in Interest Period                                                  30
   Current Interest Due                                           $3,666,666.67
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $3,666,666.67
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $666,666.67
   Servicing Fees Paid                                              $666,666.67
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,800,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,892,498.25

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $88,888,888.89
   Required Subordinated Amount                                  $88,888,888.89

   Required Participation  4.00%                                 $32,000,000.00
   Required Participation and Subordinated Amount               $120,888,888.89

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,800,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $18,244,444.46
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                  $88,888.89
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1996-2
                                                             -------------------
   Certificates                                                 $960,000,000.00
    Current Floating Allocation Percentage                          13.57648223%

   Total Adjusted Principal collections                         $411,341,004.09
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $7,933,884.46

  Source and Use of Funds                                    1996-2
                                                             -------------------
    Investor Interest Funding Account Balance                     $7,933,884.46
    Investment and Net Swap Proceeds                                ($25,634.40)
    Reserve Fund Balance                                          $3,360,000.00
   Total Investor Collections and Reserve Fund                   $11,268,250.06

    Certificates Outstanding                                    $960,000,000.00
    Certificate Rate                                                     6.0050%
    Days in Interest Period                                                  31
   Current Interest Due                                           $4,964,133.33
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                          $0.00
   Current Interest Paid                                          $4,964,133.33
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $800,000.00
   Servicing Fees Paid                                              $800,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $3,360,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $2,144,116.73

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1996-2
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                $106,666,666.67
   Required Subordinated Amount                                 $106,666,666.67

   Required Participation  4.00%                                 $38,400,000.00
   Required Participation and Subordinated Amount               $145,066,666.67

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $3,360,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                               $9,257,466.66
   Interest Payment Date?                                                      N
   Cum. Net Trust Swap Receipts not req. to be paid                 $190,400.00
   Interest Payment Amount Due                                            $0.00
   Interest Payment Amount Paid                                           $0.00
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1996-2
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                         $0.00000000
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                               $0.00000000
                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Series Allocations                                         1997-1
                                                             -------------------
   Certificates                                                 $750,000,000.00
    Current Floating Allocation Percentage                          10.60662674%

   Total Adjusted Principal collections                         $321,360,159.44
   Principal Default Amounts                                              $0.00
   Total Interest Collections                                     $6,198,347.23

  Source and Use of Funds                                    1997-1
                                                             -------------------
    Investor Interest Funding Account Balance                     $6,198,347.23
    Investment and Net Swap Proceeds                                 $83,309.88
    Reserve Fund Balance                                          $2,625,000.00
   Total Investor Collections and Reserve Fund                    $8,906,657.11

    Certificates Outstanding                                    $750,000,000.00
    Certificate Rate                                                     5.8478%
    Days in Interest Period                                                  31
   Current Interest Due                                           $3,776,710.63
   Net Trust Swap Receipts not req. to be paid                            $0.00
   Prior months Swap Receipts payable this month                    $167,268.96
   Current Interest Paid                                          $3,943,979.59
   Current Interest Shortfall                                             $0.00

   Additional Interest Due                                                $0.00
   Additional Interest Paid                                               $0.00
   Additional Interest Shortfall                                          $0.00

   Deferred Interest Due                                                  $0.00
   Deferred Interest Paid                                                 $0.00
   Deferred Interest Shortfall                                            $0.00

   Servicing Fees Due FMCC  1.00%                                   $625,000.00
   Servicing Fees Paid                                              $625,000.00
   Servicing Fees Shortfall                                               $0.00

   Deferred Servicing Fees Due FMCC                                       $0.00
   Deferred Servicing Fees Paid                                           $0.00
   Deferred Servicing Fees Shortfall                                      $0.00

    Reserve Fund Required Amount                                  $2,625,000.00
   Reserve Fund Deposit (Draw) Amount                                     $0.00

   Current Investor Default Amount Due                                    $0.00
   Current Investor Default Amount Paid                                   $0.00
   Current Investor Default Amount Shortfall                              $0.00

   Deferred Investor Default Amount Due                                   $0.00
   Deferred Investor Default Amount Paid                                  $0.00
   Deferred Investor Default Amount Shortfall                             $0.00

   Asset Composition Premium                                              $0.00
   Excess Servicing (Deficiency) Amount                           $1,712,677.52

                          Ford Credit Auto Loan Master Trust
 Ford Motor Credit Company     Asset Backed Certificates       01/06/98 05:00 pm
 Investor Reporting System  v2.6     Monthly Statement            12/97 Activity
 ----------------------------------------------------------- -------------------
  Subordination and Participation                            1997-1
                                                             -------------------
   Incremental Subordinated Amount                                        $0.00
   Available Subordinated Amount                                 $83,333,333.33
   Required Subordinated Amount                                  $83,333,333.33

   Required Participation  4.00%                                 $30,000,000.00
   Required Participation and Subordinated Amount               $113,333,333.33

   Subordinated Draw Amount                                               $0.00
   Reserve Fund Deposit                                                   $0.00

   Reserve Fund Balance                                           $2,625,000.00

   Controlled Distribution Amount                                         $0.00
   Principal Funding Account Balance                                      $0.00
   Excess Funding Account Balance                                         $0.00
   Principal Payment Amont                                                $0.00
   Pool Factor                                                   1.000000000000

   Interest Funding Account Balance                              $11,208,302.51
   Interest Payment Date?                                                      Y
   Cum. Net Trust Swap Receipts not req. to be paid                       $0.00
   Interest Payment Amount Due                                   $11,208,302.51
   Interest Payment Amount Paid                                  $11,208,302.51
   Interest Payment Amount Shortfall                                      $0.00

  Distributions to Holders of Certificates                   1997-1
  (per $1,000 denomination certificate)                      -------------------
   Total Amount Distributed                                        $14.94440335
   Total Amount Allocable to Principal                              $0.00000000
   Total Amount Allocable to Interest                              $14.94440335